                                                                    Exhibit 1(g)


                     ___________ Shares of Depositary Shares
                           Each Representing a _______
                             Interest in a Share of
                              ___% Preferred Stock,
                                 $1.00 par value


                         THE BEAR STEARNS COMPANIES INC.


                             UNDERWRITING AGREEMENT


                                 _________, 2000

                         THE BEAR STEARNS COMPANIES INC.


                    ____________ Shares of Depositary Shares
                          Each Representing a _________
                             Interest in a Share of
                             _____% Preferred Stock


                             UNDERWRITING AGREEMENT

                                                                  ________, 2000

To the Several Underwriters named in
  Schedule I hereto
c/o Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York  10167

Dear Sirs:

                  The Bear Stearns Companies Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the several Underwriters named in
Schedule I hereto (the "Underwriters"), the number of shares of the Company's ____% Preferred Stock (the "Preferred Stock"), referred to in Schedule I hereto. [The Company also proposes to grant to the Underwriters the option to purchase up to such additional number of shares of the Preferred Stock as is specified in
Schedule I hereto (the "Option Securities"; together with the Preferred Stock, the "Securities") to cover over-allotments.] Since "Depositary Receipt Arrangements" are specified in Schedule II hereto, the Preferred Stock is to be deposited by you or on your behalf against delivery of the Depositary Receipts (the "Depositary Receipts") to be issued by the bank or trust company identified on Schedule II hereto as the Depositary (the "Depositary"), under the deposit agreement described in Schedule II hereto (the "Deposit Agreement"), among the Company, the Depositary and the holders from time to time of the Depositary Receipts issued thereunder. The Depositary Receipts will evidence Depositary Shares (the "Depositary Shares") and each Depositary Share will represent a _____ interest in a share of the Preferred Stock as specified in Schedule II hereto. Except where the context otherwise requires, the term "Securities," as used herein, shall mean the Preferred Stock and any related Depositary Shares and associated Depositary Receipts.

                  1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, the several Underwriters as set forth below in this Section 1. Certain terms used in this Section 1 are defined in paragraph (b) hereof.

                           (a) The Company meets the requirements for the use of
Form S-3 under the Securities Act of 1933, as amended (the "1933 Act"), and has prepared and filed with the Securities and Exchange Commission (the "Commission") pursuant to the 1933 Act and the rules and regulations promulgated by the Commission thereunder (the "Regulations"), a registration statement (the file number of which is set forth in Schedule II hereto) on such Form, including a basic prospectus, for registration under the 1933 Act of the offering and sale of the

Securities. The Company has filed one or more amendments to such registration statement as may have been required to be filed through the date hereof and may have used a Preliminary Final Prospectus, each of which, if any, has previously been furnished to you. Such registration statement, as so amended (if applicable), has become effective. The offering of the Securities is a Delayed Offering and, accordingly, it is not necessary that any further information with respect to the Securities and the offering thereof required by the 1933 Act and the rules thereunder to be included in the Final Prospectus be included in an amendment to such registration statement prior to the Effective Date. The Company will file with the Commission pursuant to Rules 415 and 424(b)(2), (3) or (5) a final supplement to the form of prospectus included in such registration statement relating to the Securities and the offering thereof. As filed, such final prospectus supplement shall include all required information with respect to the Securities and the offering thereof and, except to the extent the Underwriters shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

                           (b) The terms which follow, when used in this
Agreement, shall have the meanings indicated. The term "Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the prospectus referred to in paragraph
(a) above contained in the Registration Statement at the Effective Date including any Preliminary Final Prospectus. "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to the filing of the Final Prospectus. "Final Prospectus" shall mean the prospectus supplement relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus. "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including all exhibits, documents and financial statements incorporated by reference, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Time (as such term is hereinafter defined), shall also mean such registration statement as so amended. "Rule 415," "Rule 424" and "Regulation S-K" refer to such rules or regulation under the 1933 Act. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "1934 Act") on or before the effective date of the Registration Statement, or the issue date of the Basic Prospectus, any Preliminary Final Prospectus, or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment," or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus, or the Final Prospectus shall be deemed to refer to and include the filing of any document under the 1934 Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus, or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. A "Delayed Offering" shall mean an offering of securities pursuant to Rule 415 which does not commence promptly after the effective date of a registration statement, with the result that only information required pursuant to Rule 415 need be included in such registration statement at the effective date thereof with respect to the securities so offered.

                           (c) The Company has been duly incorporated and is
validly existing as a corporation in good standing under the laws of Delaware with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Final Prospectus and any amendment or supplement thereto; and the Company is duly qualified as a foreign corporation to transact business, and is in good standing, in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the operations, business or properties of the Company and its subsidiaries considered as one enterprise (any such material adverse effect being hereinafter referred to as a "Material Adverse Effect").

                           (d) The Company has the corporate power and authority
to enter into this underwriting agreement (this "Agreement"), to perform its obligations hereunder and to issue, sell and deliver the Securities. This Agreement has been duly and validly authorized, executed and delivered by the Company, is a valid and binding agreement of the Company and is enforceable as to the Company in accordance with its terms. The Deposit Agreement has been duly and validly authorized, executed and delivered by the Company is a valid and binding agreement of the Company and is enforceable as to the Company in accordance with its terms; when the Depositary Receipts are issued in accordance with the provisions of the Deposit Agreement against the deposit of validly issued, fully paid and nonassessable shares of the Preferred Stock, such Depositary Receipts will entitle the holders thereof to the rights specified in such Depositary Receipts and in the Deposit Agreement.

                           (e) On the Effective Date, and at all times
subsequent thereto to and including the Closing Time (as such term is defined in Section 2), and during such longer period as the Final Prospectus may be required to be delivered in connection with sales by the Underwriters or a dealer, and during such longer period until any post effective amendment to the Registration Statement shall become effective, the Registration Statement (including any post effective amendment) and the Final Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement to the Registration Statement or the Final Prospectus) will contain all statements which are required to be stated therein in accordance with the 1933 Act, the 1934 Act and the Regulations, will comply with the requirements of the 1933 Act, the 1934 Act and the Regulations, and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances in which they were made not misleading, and no event will have occurred which should have been set forth in an amendment or supplement to the Registration Statement or the Final Prospectus which has not then been set forth in such an amendment or supplement; and each Basic Prospectus and each Preliminary Final Prospectus, as of the date filed with the Commission, did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading; PROVIDED, HOWEVER, that the Company makes no representations and warranties as to information contained in or omitted from the Registration Statement, the Basic

Prospectus, any Preliminary Final Prospectus, or the Final Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter expressly for use in the Registration Statement or such Basic Prospectus, any Preliminary Final Prospectus, or the Final Prospectus.

                           (f) Neither the Commission nor the "blue sky" or
securities authority of any jurisdiction has issued an order (a "Stop Order") suspending the effectiveness of the Registration Statement, preventing or suspending the use of the Basic Prospectus, any Preliminary Final Prospectus, the Final Prospectus, the Registration Statement, or any amendment or supplement thereto, refusing to permit the effectiveness of the Registration Statement, or suspending the registration or qualification of the Securities, nor has any of such authorities instituted or, to the knowledge of the Company, threatened to institute any proceedings with respect to a Stop Order in any jurisdiction in which the Securities are to be sold, nor, with respect to accuracy at the Closing Time, has there been any Stop Order issued or proceedings with respect to a Stop Order instituted or, to the knowledge of the Company, threatened on or after the effective date of the Registration Statement in any jurisdiction.

                           (g) The documents incorporated by reference in the
Final Prospectus and any amendment or supplement thereto (the "Incorporated Documents"), at the time they were or hereafter are filed with the Commission, complied or when so filed will comply, in all material respects with the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations thereunder and on the Effective Date and through and including the Closing Time, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

                           (h) Since the respective dates as of which
information is given in the Registration Statement and the Final Prospectus, except as otherwise stated therein or contemplated thereby, there has been no material adverse change in, or any adverse development which materially affects, the financial condition, results of operations, business or properties of the Company and its subsidiaries considered as one enterprise.

                           (i) Except for Bear, Stearns & Co. Inc. ("Bear
Stearns") and Bear, Stearns Securities Corp. ("BSSC"), no subsidiary of the Company is a "significant subsidiary" as defined in Rule 405 of Regulation C of the Regulations; each of Bear Stearns and BSSC has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Final Prospectus and any amendment or supplement thereto and is duly qualified as a foreign corporation to transact business, and is in good standing, in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a Material Adverse Effect; and all of the issued and outstanding capital stock of Bear Stearns and BSSC has been duly authorized and validly issued and is fully paid and nonassessable and was not issued in violation of or subject to preemptive rights, and, except for directors' qualifying shares, is owned directly or indirectly by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or other defect of title whatsoever.

                           (j) The Company's authorized preferred stock is as
set forth in the Final Prospectus; the Certificate of Designations, the provisions of the Certificate of Incorporation relating to the Securities, the Securities, the Depositary Shares, the Depositary Receipts and the Deposit Agreement conform (or prior to each issuance of the Securities will conform) in all material respects to the description thereof contained in the Final Prospectus; the Securities have been (or prior to each issuance will be) duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable; and the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities or such Depositary Shares.

                           (k) The execution, delivery and performance of this
Agreement and the Deposit Agreement, the issuance and sale of the Securities and the consummation by the Company of the transactions contemplated hereby and thereby do not, as of the date hereof, and will not, as of the Closing Time, (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or require consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries considered as one enterprise pursuant to, the terms of any contract, agreement, indenture, mortgage, loan agreement, note, lease or other instrument, franchise, license or permit to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective properties or assets may be bound or subject and that is material to the Company and its subsidiaries considered as one enterprise, or (B) violate or conflict with any provision of the certificate of incorporation or by-laws of the Company or any of its subsidiaries, or any law, judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body or any arbitrator having jurisdiction over the Company or any of its subsidiaries, or any of their respective properties or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries, or any of their respective properties or assets, is required for the execution, delivery and performance of this Agreement or the Deposit Agreement and the consummation of the transactions contemplated hereby and thereby, including the issuance, authentication, sale and delivery of the Securities, except for (1) such as may be required under state and foreign securities or "blue sky" laws in connection with the purchase and distribution of the Securities by the Underwriters and (2) such as have been made or obtained or will be made or obtained before the Closing Time under the 1933 Act.

                           (l) There are no holders of securities of the Company
or any subsidiary who, pursuant to any agreement, understanding or otherwise, have any right to have securities of the Company or any subsidiary registered under the 1933 Act in connection with the offering contemplated by the Final Prospectus.

                           (m) Deloitte & Touche LLP, the accountants who
certified the financial statements included or incorporated by reference in the Company's most recent Annual Report on Form 10-K which is incorporated by reference in the Final Prospectus, were independent public accountants at the time such statements were certified and during the periods covered by such statements as required by the 1933 Act and the Regulations.

                           (n) The financial statements of the Company and its
consolidated subsidiaries included or incorporated by reference in the Registration Statement and the Final Prospectus, and any amendment or supplement thereto, present fairly the consolidated financial position of the Company and its consolidated subsidiaries as at the dates indicated and the consolidated results of their operations for the periods specified; and said financial statements have been prepared in conformity with generally accepted accounting principles in the United States (except to the extent that certain footnote disclosures regarding any stub period may have been omitted in accordance with the 1934 Act and the Regulations thereunder) applied on a consistent basis.

                           (o) Except as may be set forth in the Final
Prospectus, there is no action, suit or proceeding before or by any court or governmental agency or body or arbitrator, domestic or foreign, now pending, or, to the knowledge of the Company, threatened against or affecting, the Company, Bear Stearns or BSSC which is required to be disclosed in the Registration Statement or the Final Prospectus or would have a Material Adverse Effect or would otherwise be expected to materially and adversely affect the consummation of the transactions contemplated hereby; and there are no contracts or documents of the Company, Bear Stearns or BSSC which are required to be filed as exhibits to the Registration Statement by the 1933 Act or the Regulations which have not been so filed.

                           (p) The Company, Bear Stearns and BSSC possess such
certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure to obtain such certificates, authorities or permits, individually or in the aggregate, would not have a Material Adverse Effect. Neither the Company, Bear Stearns nor BSSC has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would materially and adversely affect the financial condition, results of operations, business or properties of the Company and its subsidiaries considered as one enterprise.

                  2. PURCHASE, SALE AND DELIVERY OF THE SECURITIES. On the basis of the representations, warranties, covenants, and agreements of the Company herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the several Underwriters, and the Underwriters, severally and not jointly, agree to purchase from the Company, at the purchase price set forth in Schedule II attached hereto, the amount of Securities set forth opposite such Underwriters' respective names in Schedule I hereto except that, if Schedule II hereto provides for the sale of Securities pursuant to delayed delivery arrangements, the respective number of shares of the Securities to be purchased by the Underwriters shall be as set forth in Schedule I attached hereto less the respective number of shares of Contract Securities determined as provided below. Securities to be purchased by the Underwriters are herein sometimes referred to as the "Underwriters' Securities" and Securities to be purchased pursuant to Delayed Delivery Contracts as hereinafter provided are herein referred to as " Contract Securities."

         If so provided in Schedule II hereto, the Underwriters are authorized to solicit offers to purchase Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts:), substantially in the form of
Schedule V hereto but with such changes
therein as the Company may authorize or approve. The Underwriters will endeavor to make such arrangements and, as compensation therefor, the Company will pay to the Underwriters, at the Closing Time, the percentage set forth in Schedule II hereto of the aggregate liquidation preference of the Securities for which Delayed Delivery Contracts are made. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. The Company will enter into Delayed Delivery Contracts in all cases where sales of Contract Securities arranged by the Underwriters have been approved by the Company but, except as the Company may otherwise agree, each such Delayed Delivery Contract must be for not less that the minimum number of shares set forth in Schedule II hereto and the aggregate number of shares of Contract Securites may not exceed the maximum number of shares set forth in
Schedule II hereto. The Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts. The number of shares of Securities to be purchased by each Underwriter as set forth in
Schedule I hereto shall be reduced by an amount which shall bear the same proportion to the total number of shares of Contract Securities as the number of shares of Securities set forth opposite the name of such Underwriter bears to the aggregate number of shares set forth in Schedule I hereto, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company in writing; PROVIDED, HOWEVER, that the total number of shares of Securities to be purchased by all Underwriters shall be the aggregate number of shares set forth in Schedule I hereto less the aggregate number of shares of Contract Securities.

                  [Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, the Option Securities at the same purchase price per share as the Underwriters shall pay for the Underwriters' Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwriters' Securities by the Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Final Prospectus upon written or telegraphic notice by the Representatives to the Company setting forth the number of shares of the Option Securities to be purchased by the total number of shares of the Option Securities to be purchased by the several Underwriter as such Underwriter is purchasing of the Underwriters' Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.]

                  Except as otherwise provided in this Section 2, payment of the purchase price for, and delivery of, the Securities to be purchased by the Underwriters as set forth on Schedule I attached hereto shall be made at the offices of Bear Stearns or at such other place in the New York City metropolitan area as you shall determine and advise the Company in writing at least two business days prior to the Closing Time, on the date and at the time specified in Schedule II attached hereto (unless postponed in accordance with the provisions of Section 8), or such other time and date as shall be agreed upon by you and the Company (such time and date being referred to as the "Closing Time"). Payment shall be made to the Company by wire transfer of federal funds payable to the account of the Company specified by it against delivery to you of the Securities to be purchased by you. Certificates evidencing the Preferred Stock purchased by the Underwriters shall be registered in the name of the Depositary or its nominee and delivered for the account and on behalf of the Underwriters to the Depositary against issuance and delivery by the Depositary of Depositary Receipts evidencing Depositary Shares representing the deposited Preferred Stock, which Depositary Receipts shall be registered in such names (including the nominee for any depository which will hold the Depositary Receipts for "book entry" issuance and transfer) and in such denominations as you may request in writing at least two business days prior to the Closing Time. Such Depositary Receipts will be made available for examination and packaging by you on or before the first business day prior to the Closing Time, unless represented by a global certificate.

                  [If the option provided for in this Section 2 hereof is exercised after the third business day prior to the Closing Date, the Company will deliver (at the expense of the Company) to the Representatives, at the offices of Bear Stearns on the date specified by the Representatives (which shall be within three business days after exercise of said option), certificates for the Option Securities in such names and denominations as the Representatives shall have requested against payment of the purchase price thereof to the Company by wire transfer of federal funds payable to the account of the Company specified by it. If settlement for the Option Securities occurs after the Closing Date, the Company will deliver to the Representatives on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to
Section 5 hereof.]

                  Notwithstanding the preceding paragraphs, if "Depositary Receipt Arrangements" is specified in Schedule II hereto, certificates representing Securities shall be delivered in the names of the Representatives. Such certificates shall be delivered to the Representatives for the Depositary Receipts representing Depositary Shares. Such Depositary Receipts shall be issued in such denominations and registered in such names as the Representatives shall request and shall be made available for inspection, checking and packaging by the Representatives in New York, New York not later than 1:00 p.m. on the business day prior to the due date for delivery thereof.

                  3. COVENANTS OF THE COMPANY. The Company covenants and agrees with the several Underwriters as follows:

                           (a) The Company will use its best efforts to cause
the Registration Statement, if not effective at the Execution Time, to become effective as promptly as possible. The Company will notify you immediately, and confirm such notice in writing, (i) when the Registration Statement (including any amendments thereto) becomes effective, (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Final Prospectus or for any additional information, (iii) of the issuance by the Commission of a Stop Order suspending the effectiveness of the Registration Statement (including any post-effective amendment thereto) or of the initiation, or the threatening, of any proceedings therefor, (iv) of the receipt of any comments from the Commission and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation, or threatening, of any proceeding for that purpose. If the Commission shall propose or enter a Stop Order at any time, the Company will make every reasonable effort to prevent the issuance of any such Stop Order and, if issued, to obtain the withdrawal of such order as soon as possible. The Company will not file any amendment to the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final

Prospectus) to the Basic Prospectus before or after the Effective Date unless the Company has furnished you with a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object.

                           (b) During the time when a prospectus relating to the
Securities is required to be delivered hereunder or under the 1933 Act or the Regulations, the Company will comply with all requirements imposed upon it by the 1933 Act as now existing and as hereafter amended, and by the Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealing in the Securities in accordance with the provisions thereof and the Final Prospectus. If at any time when a prospectus relating to the Securities is required to be delivered under the 1933 Act, any event shall have occurred as a result of which, in the judgment of the Company, you or your counsel, the Final Prospectus as then amended or supplemented includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary at any time to amend or supplement the Final Prospectus or Registration Statement to comply with the 1933 Act or the Regulations, the Company will notify you promptly and prepare and file with the Commission an appropriate amendment or supplement (in form and substance satisfactory to you) which will correct such statement or omission and will use its best efforts to have any amendment to the Registration Statement declared effective as soon as possible and will deliver to the several Underwriters, without charge, such number of copies thereof as may be reasonably requested by the Underwriters; PROVIDED that the Company will promptly notify you if such judgment has been reached by it.

                           (c) The Company will promptly deliver to you a copy
of the Registration Statement, including exhibits and all amendments thereto, and the Company will promptly deliver without charge to you such number of copies of the Basic Prospectus, any Preliminary Final Prospectus, the Final Prospectus, the Registration Statement, and all amendments of and supplements to such documents, if any, as may be reasonably requested by the Underwriters.

                           (d) The Company will endeavor in good faith, in
cooperation with you, to timely qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may designate and to maintain such qualification in effect for so long as required for the distribution thereof; PROVIDED that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take action which would subject it to general service of process in any jurisdiction where it is not now so subject or to conduct its business in a manner in which it is not currently so conducting its business.

                           (e) The Company will make generally available (within
the meaning of Section 11 (a) of the 1933 Act and Rule 158 of the Regulations) to its security holders and to you as soon as practicable an earnings statement which need not be audited but which shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 of the Regulations.

                           (f) The Company, during the period when the Final
Prospectus is required to be delivered under the 1933 Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13 or 14 of the 1934 Act.

                           (g) During the period of one year after the date
hereof, the Company will furnish to you (i) as soon as publicly available, a copy of each Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K, annual report to stockholders and definitive proxy statement of the Company filed with the Commission under the 1934 Act or mailed to stockholders and (ii) from time to time, such other information concerning the Company as you may reasonably request.

                           (h) The Company will apply the proceeds from the sale
of the Securities as set forth under the caption "Use of Proceeds" in the Final Prospectus.

                           (i) Prior to the Closing Time, the Company shall
furnish to you, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company and its subsidiaries, for any periods subsequent to the periods covered by the financial statements appearing or incorporated by reference in the Registration Statement and the Final Prospectus.

                           (j) The Company will use its best efforts to complete
listing for trading of the Depositary Shares on the New York Stock Exchange, Inc. (the "NYSE") within 30 days from the date hereof.

                           (k) The Company will comply with all provisions of
all undertakings contained in the Registration Statement.

                           (l) The Company consents to the use of the Final
Prospectus or any amendment or supplement thereto by you and by all dealers to whom the Securities may be sold, both in connection with the offering or sale of the Securities and for such period of time thereafter as the Final Prospectus is required by law to be delivered in connection therewith.

                           (m) Prior to the Closing Time, the Company will not,
without the consent of the Underwriters offer, sell or contract to sell, or announce the offering of, shares of any class of capital stock of the Company (other than the Securities) which is ranked prior as to the payment of dividends, or as to the distribution of assets upon any liquidation, dissolution or winding up of the Company, over shares of any other class of capital stock of the Company.

                           (n) The Company will file no amendment or supplement
to the Registration Statement or the Final Prospectus at any time, whether before or after the effective date of the Registration Statement, unless such filing shall comply with the 1933 Act and the Regulations and unless you shall previously have been advised of such filing and furnished with a copy thereof, and you and your counsel shall have approved such filing.

                           (o) The Company consents to the use of the Final
Prospectus or any amendment or supplement thereto by you and by all dealers to whom the Securities may be sold, both in connection with the offering or sale of the Securities and for such period of time thereafter as the Final Prospectus is required by law to be delivered in connection therewith.

                  4. PAYMENT OF EXPENSES. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company hereby covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the 1933 Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus, the Final Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) all costs and expenses related to the issuance, transfer and delivery of the Securities to the Underwriters, including any transfer or other taxes payable thereon; (iii) the cost of printing or producing this Agreement, the Deposit Agreement, if any, any Blue Sky and legal investment memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iv) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 3(d) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment memoranda; (v) any fees charged by securities rating agencies for rating the Securities, if the Securities are so rated; (vi) any filing fees incident to any required reviews by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Securities; (vii) the costs and expenses of any qualified independent underwriter which may be required by the rules and regulations of the NASD; (viii) all costs and expenses incident to listing the Securities on the NYSE or other national securities exchange; (ix) the cost of preparing certificates for the Securities and the cost and charges of The Depository Trust Company, Inc. and its nominee for acting as a depository for the Securities and otherwise effecting any book entry ownership system for the Securities; (x) the cost and charges of the Depositary, any transfer agent, calculation agent, registrar or disbursing agent; and (xi) all other costs and expenses incident to the performance of the Company's obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section and Sections 6 and 7 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

                  If this Agreement is entered into and the purchase of Securities by the Underwriters pursuant to this Agreement is not consummated because any condition to the obligations of the Underwriters set forth in
Section 5 hereof is not satisfied, because of any termination pursuant to
Section 10(b) hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

                  5. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the several Underwriters to purchase and pay for the Securities, as provided herein, shall be subject to the continuing accuracy of the representations and warranties of the Company, herein contained, as of the date hereof and, at the Closing Time, to the absence from any certificates, opinions, written statements or letters furnished to you pursuant to this Section 5 or to Kramer Levin Naftalis & Frankel LLP ("Underwriters' Counsel") pursuant to this Section 5 of any misstatement or omission, to the performance by the Company of its obligations hereunder in all material respects and to the following additional conditions:

                           (a) If the Registration Statement has not become
effective prior to the Execution Time, the Registration Statement shall have become effective not later than 6:00 p.m., New York City time, on the date of this Agreement or such later date and time as shall be consented to in writing by you, and, if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b).

                           (b) At the Closing Time (i) no Stop Order suspending
the effectiveness of the Registration Statement or any part thereof shall have been issued under the 1933 Act, and no proceeding under the 1933 Act or the 1934 Act therefor shall have been initiated or threatened by the Commission, or, with respect to the filing of any Form 8-A under the 1934 Act, by any national securities exchange; and all requests for additional information on the part of the Commission shall have been complied with or such requests shall have been otherwise satisfied; (ii) the rating assigned by any nationally recognized securities rating agency to any debt securities, preferred stock or other obligations of the Company as of the date of this Agreement shall not have been lowered since the execution of this Agreement and no such agency shall have publicly announced since the execution of this Agreement that it has under surveillance or review, with possible negative implications, its rating of any of the debt securities or preferred stock of the Company; and (iii) since the respective dates as of which information is given in the Registration Statement and the Final Prospectus, except as otherwise stated therein or contemplated thereby, there shall not have been any material adverse change in, or any adverse development which materially affects, the financial condition, results of operations, business or properties of the Company and its subsidiaries considered as one enterprise, the effect of which is in your reasonable judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Final Prospectus.

                           (c) At the Closing Time, you shall have received the
opinion of Cadwalader, Wickersham & Taft, counsel for the Company, dated the date of delivery and substantially in the form set forth in Schedule III hereto, addressed to the Underwriters and in form and scope reasonably satisfactory to Underwriters' Counsel.

                           (d) At the Closing Time, you shall have received the
opinion of Mark E. Lehman, Esq., Senior Managing Director of the Company's Legal & Compliance Department, dated the date of delivery and substantially in the form set forth in Schedule IV, addressed to the Underwriters and in form and scope reasonably satisfactory to Underwriters' Counsel.

                           (e) At the Closing Time, you shall have received a
certificate of the Chief Financial Officer or the Controller of the Company, dated the date of delivery, to the effect that the conditions set forth in subsections (a) and (b) of this Section 5 have been satisfied, that as of the date hereof and at the date of delivery, the representations and warranties of the Company set forth in Section 1 hereof are accurate, and that at the date of delivery, the obligations of the Company to be performed hereunder on or prior thereto have been duly performed in all material respects.

                           (f) At each of the Execution Time and the Closing
Time, you shall have received a letter (which may be an update or "bringdown" letter) from Deloitte & Touche

LLP, independent public accountants for the Company and its subsidiaries, dated the date of delivery, substantially in the form set forth in Schedule VI hereto, addressed to the Underwriters and in form and scope reasonably satisfactory to you.

                           (g) The Underwriters shall have received from the
Underwriters' Counsel an opinion, dated the Closing Time, with respect to the issuance and sale of the Securities, the Registration Statement, the Final Prospectus, and any amendments or supplements to the Registration Statement or Final Prospectus and such other related matters, as you may reasonably require, and the Company shall have furnished to Underwriters' Counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                           (h) At the Closing Time, you shall have received the
opinion of counsel for the Depositary, dated the Closing Time and substantially to the effect set forth in Schedule VII, addressed to the Underwriters and in form and scope reasonably satisfactory to Underwriters' Counsel.

                           (i) At the Closing Time, the Deposit Agreement shall
have been duly authorized, executed and delivered by the Company and the Depositary, and copies thereof shall have been delivered to the Underwriters' Counsel

                           (j) All proceedings taken in connection with the sale
of the Securities as contemplated herein shall be satisfactory in form and scope to you and to Underwriters' Counsel, and, prior to the Closing Time, the Company shall have furnished to you such further information, certificates and documents as you may reasonably request.

                           (k) The NASD, upon review of the terms of the public
offering of the Securities, shall have no objections to the fairness of the underwriting terms and arrangements of the offering.

                           (l) At the Closing Time, Form 8-A under the 1934 Act
(the "Form 8-A"), as amended to include the Preferred Stock and the Depositary Shares therein, shall have become effective.

                           (m) The Board of Directors of the Company or an
authorized committee thereof shall have authorized the amendment to Form 8-A contemplated by clause (l) above, the issuance and designation of the Preferred Stock, the filing of a Certificate of Designations with the Secretary of State of the State of Delaware, pertaining to the Preferred Stock, the offering of the Securities and the other transactions contemplated hereby or the Deposit Agreement.

                           (n) The Company shall have filed with the Secretary
of State of the State of Delaware a Certificate of Designations with respect to the Preferred Stock.

                           (o) The Company shall have accepted Delayed Delivery
Contracts in any case where sales of Contract Securities arranged by the Underwriters have been approved by the Company.

                  If any of the conditions specified in this Section 5 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to you or to Underwriters' Counsel, pursuant to this Section 5 shall not be in all material respects reasonably satisfactory in form and scope to you and to Underwriters' Counsel, all your obligations hereunder may be cancelled by you at, or at any time prior to, the Closing Time. Notice of such cancellation shall be given to the Company in writing, or by telephone, telex or telecopy, confirmed in writing.

                  6. INDEMNIFICATION.

                           (a) The Company agrees to indemnify and hold harmless
each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, against any and all losses, liabilities, claims, damages and out-of-pocket expenses whatsoever (including but not limited to attorneys' fees and any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), to which you or any such person may become subject under the 1933 Act, the 1934 Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any related Basic Prospectus, Preliminary Final Prospectus, or Final Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, in light of the circumstances under which they were made) not misleading or (ii) any breach of any representation, warranty, covenant or agreement of the Company contained in this Agreement; PROVIDED, HOWEVER, that the Company will not be liable to any Underwriter or any person so controlling such Underwriter in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon (x) any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through you expressly for use therein such written information being as set forth in penultimate sentence of subsection (b) below, or (y) any failure of such Underwriter to deliver the Final Prospectus to a purchaser of Securities as required by applicable law. This indemnity agreement will be in addition to any liability which the Company may otherwise have including under this Agreement.

                           (b) Each Underwriter severally, and not jointly,
agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who shall have signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act against any losses, liabilities, claims, damages and expenses whatsoever (including but not limited to attorneys' fees and any and all out-of-pocket expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation), joint and several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any related Basic Prospectus, Preliminary Final Prospectus or Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Basic Prospectus, Preliminary Final Prospectus or Final Prospectus, in light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Underwriter through you expressly for use therein. For all purposes of this Agreement, the amounts of the selling concession and reallowance set forth under the heading "Underwriting" in the Final Prospectus constitute the only information furnished in writing by or on behalf of any Underwriter expressly for inclusion in any Basic Prospectus or Preliminary Final Prospectus, the Final Prospectus, or the Registration Statement (as from time to time amended or supplemented), or any amendment or supplement thereto. This indemnity will be in addition to any liability which any Underwriter may otherwise have, including under this Agreement; PROVIDED, HOWEVER, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discounts and commissions received by such Underwriter.

                           (c) Promptly after receipt by an indemnified party
under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties, it being understood, however, that the indemnifying party shall not, in connection with any one such claim, action or proceeding or separate but substantially similar or related claims, actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm (together with appropriate local counsel) at any time for the indemnified party or parties, which firm shall be designated in writing by the indemnified party or parties, unless such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the other indemnified party or parties (in which case the indemnifying party shall be liable for the fees and expenses of only one additional separate firm (together with appropriate local counsel) for such indemnified party or parties at any time)), in any of which events such fees and expenses shall be borne by the indemnifying parties. Anything in this Section 6 to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; PROVIDED, HOWEVER, that such consent was not unreasonably withheld.

                  7. CONTRIBUTION. In order to provide for contribution in circumstances in which the indemnification provided for in Section 6 hereof is for any reason held to be unavailable from the Company or is insufficient to hold harmless a party indemnified thereunder, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and out-of-pocket expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company, any contribution received by the Company from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, officers of the Company who signed the Registration Statement and directors of the Company) to which the Company and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 6 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bear to the underwriting discounts and commissions received by the Underwriters, respectively, in each case as set forth in the table on the cover page of the Final Prospectus. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 7, (i) in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Securities purchased by such Underwriter hereunder, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to
contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20(a) of the 1934 Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of the preceding sentence of this Section 7. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 7 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its consent; PROVIDED, HOWEVER, that such consent was not unreasonably withheld.

                  8. DEFAULT BY AN UNDERWRITER.

                           (a) If any Underwriter or Underwriters shall default
at the Closing Time in its or their obligation to purchase Preferred Stock hereunder and if the number of shares of Preferred Stock to which such default relates does not (after giving effect to arrangements, if any, made by you pursuant to subsection (b) below) exceed in the aggregate 10% of the total number of shares of Preferred Stock that all Underwriters have agreed to purchase hereunder, then such shares of Preferred Stock to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to their respective commitments hereunder.

                           (b) If such default relates to more than 10% of the
total number of shares of Preferred Stock that all the Underwriters have agreed to purchase, you may in your discretion arrange for yourself or for another party or parties (including any other non-defaulting Underwriter or Underwriters who so agree) to purchase the shares of Preferred Stock to which such default relates on the terms contained herein. If within five calendar days after such a default you do not arrange for the purchase of the shares of Preferred Stock to which such default relates as provided in this Section 8, this Agreement shall thereupon terminate, without liability on the part of the Company with respect thereto (except in each case as provided in Sections 4, 6 and 7 hereof) or the several Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other several Underwriters and the Company for damages occasioned by its or their default hereunder.

                           (c) If the shares of Preferred Stock to which the
default relates are to be purchased by the non-defaulting Underwriters, or is to be purchased by another party or parties as aforesaid, you or the Company shall have the right to postpone the Closing Time for a period, not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Final Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Final Prospectus which, in the opinion of Underwriters' Counsel, may thereby be made necessary or advisable. The term "Underwriter" as used in this

Agreement shall include any party substituted under this Section 8 with like effect as if it had originally been a party to this Agreement with respect to such Securities.

                  9. SURVIVAL OF REPRESENTATIONS AND AGREEMENTS. All representations warranties, covenants and agreements of the Underwriters and the Company contained in this Agreement, including the representations and warranties contained in Section 1, the agreements contained in Section 4, the indemnity agreements contained in Section 6 and the contribution agreements contained in Section 7, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof or by or on behalf of the Company, any of its officers and directors or any controlling person thereof, and shall survive delivery of and payment for the Securities to and by the several Underwriters. The representations contained in Section 1 and the agreements contained in Sections 4, 6, 7, 9 and 12 hereof shall survive the termination of this Agreement including pursuant to Section 10 hereof.

                  10. EFFECTIVE DATE OF THIS AGREEMENT AND TERMINATION.

                           (a) This Agreement shall become effective as of the
time, after the Registration Statement becomes effective, of the release by you for publication of the first newspaper advertisement which is subsequently published relating to the Securities or the time, after the Registration Statement becomes effective, when the Securities are first released by you for offering by you or dealers by letter or telegram, whichever shall first occur. You or the Company may prevent this Agreement from becoming effective without liability of any party to any other party, except as noted below in this Section 10, by giving the notice indicated in Section 10(c) before the time this Agreement becomes effective.

                           (b) You shall have the right to terminate this
Agreement at any time prior to the Closing Time if, after the date hereof:
(i) any domestic or international event or act or occurrence has materially disrupted, or in your opinion will in the immediate future materially disrupt, the securities markets; (ii) a general suspension of, or a general limitation on prices for, trading in securities on the NYSE or the American Stock Exchange or in the over-the-counter market; (iii) a banking moratorium shall have been declared either by Federal or New York State authorities; (iv) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States or on the United States is such as to make it, in the judgment of the Underwriters, impracticable to market the Securities; (v) any restriction materially adversely affecting the distribution of the Securities which was not in effect on the date hereof shall have become effective; or (vi) there shall have been such change in the market for the securities of the Company or securities in general or in political, financial or economic conditions as in your judgment makes it inadvisable to proceed with the offering, sale and delivery of the Securities on the terms contemplated by the Final Prospectus.

                           (c) Any notice of termination pursuant to this
Section 10 shall be by telephone, telex, or telegraph, confirmed in writing by letter.

                  11. NOTICE. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to you shall be mailed, delivered, or telexed or telecopied and confirmed in writing, to such Underwriter c/o Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167, Attention:
Corporate Finance Department; if sent to the Company, shall be mailed, delivered, or telexed or telecopied and confirmed in writing to the Company, 245 Park Avenue, New York, NY 10167, Attention: Chief Financial Officer.

                  12. PARTIES. This Agreement shall inure solely to the benefit of, and shall be binding upon, the several Underwriters, the Company and the controlling persons, directors, officers, employees and agents referred to in Sections 6 and 7, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Securities from any of the Underwriters. Notwithstanding anything contained in this Agreement to the contrary, all of the obligations of the Underwriters hereunder are several and not joint.

                  13. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  14. CONSTRUCTION. This Agreement shall be construed in accordance with the laws of the State of New York without regard to principles of conflict of law.

                    If the foregoing correctly sets forth the understanding between you and the Company please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

                                        Very truly yours,

                                        THE BEAR STEARNS COMPANIES INC.

                                        By:
                                           ----------------------------
                                           Name:
                                           Title:

Accepted as of the date first above written.

[BEAR, STEARNS & CO.  INC.]

By:      BEAR, STEARNS & CO.  INC.

         By:
            ----------------------------
            Name:
            Title:

                                   SCHEDULE I

                                                         Number of shares of
                                                         Preferred Stock (and
                                                         number of Depositary
                                                         Shares representing the
                                                         same) to be purchased

Underwriters



                                                                 _______________

Total                                                            _______________

                                   SCHEDULE II

Underwriting Agreement dated:

Registration Statement No.

Title and Description of Preferred Stock:
         Designation:
         Number of Shares:
         Number of Shares of Preferred Stock:
         Liquidation Preference:
         Dividend Rate:
         Payable:
         Conversion Feature:
         Redemption Provisions:

         Other provisions:  As described in the Final Prospectus

Over-allotment Option:

Depositary Receipt Arrangements:  /Yes/  /No/

         Name of Depositary:

         Date of Deposit Agreement:

         Fraction of a share of Preferred Stock
                equal to one Depositary Share:

         Number of Depositary Shares:

Purchase price per Depositary Share:  $ _____

Initial public offering price per Depositary Share:  $ _____
Closing Date, Time and Location:

         Date:  ________

         Time: ________

         Location:

         Delayed Delivery Contracts:

         Delivery Date:

         Minimum Number of Shares:

         Maximum Aggregate Number of Shares:

         Fee:

                                  SCHEDULE III

                  1. Each of the Company, Bear, Stearns & Co. Inc. ("Bear Stearns") and Bear, Stearns Securities Corp. ("BSSC") is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as described in the Final Prospectus. Each of the Company, Bear Stearns and BSSC is duly qualified to transact business and is in good standing as a foreign corporation in the State of New York. All of the outstanding shares of capital stock of Bear Stearns and BSSC is owned of record and, to the best of our knowledge, beneficially by the Company and by Bear Stearns, respectively, in each case free and clear, to the best of our knowledge, of any lien, security interest or other encumbrance.

                  2. The authorized preferred stock of the Company is as set forth in the Final Prospectus; the Certificate of Designations relating to the Preferred Stock, the provisions of the Certificate of Incorporation relating to the Preferred Stock; the Depositary Shares, the Depositary Receipts and the Deposit Agreement conform in all material respects to the respective descriptions thereof contained in the Final Prospectus; the Preferred Stock has been duly authorized and, when issued and delivered for the account of and paid for by the Underwriters pursuant to the Underwriting Agreement, will be validly issued, fully paid and nonassessable; and the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Preferred Stock or Depositary Shares representing the same.

                  3. The Company has all requisite corporate power and authority to execute and deliver the Underwriting Agreement and to perform its obligations thereunder. The execution, delivery and performance by the Company of the Underwriting Agreement and the consummation by the Company of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company. The Underwriting Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

                  4. The Deposit Agreement has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery of the same by the Depositary, constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to the applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity); when the Depositary Receipts are issued in accordance with the provisions of the Deposit Agreement against the deposit of validly issued, fully paid and nonassessable shares of the Preferred Stock, such Depositary Receipts will entitle the holders thereof to the rights specified in such Depositary Receipts and in the Deposit Agreement, subject to the applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

                  5. The execution and delivery by the Company of the Underwriting Agreement and the Deposit Agreement, and the consummation of the transactions contemplated thereby and compliance by the Company with any of the provisions thereof will not (i) conflict with or violate any of the terms, conditions or provisions of the Certificate of Incorporation or By-Laws of the Company, (ii) conflict with, or result in a breach of any of the terms of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or require consent under, or result in imposition of, any lien or encumbrance upon any property or assets of the Company pursuant to the terms of, any material document, agreement or other instrument of which we are aware to which the Company is a party or by which it is bound, (iii) conflict with or violate any New York, Delaware corporate or federal law or regulation (other than federal and state securities or blue sky laws, as to which we express no opinion in this sentence), or (iv) conflict with or violate any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on the Company of which we are aware. No consent, approval, waiver, license or authorization or other action by or filing with any New York, Delaware corporate or federal governmental authority is required in connection with the execution and delivery by the Company of the Underwriting Agreement and the Deposit Agreement or the consummation by the Company of the transactions contemplated thereby except for those that (i) may be required by Rule 424(b) promulgated under the 1933 Act or (ii) may be required under state securities or blue sky laws, as to which we express no opinion; and a Certificate of Designations covering the Securities has been duly executed on behalf of the Company and filed with the Secretary of State of the State of Delaware.

                  6. The Registration Statement, as of its effective date, and the Final Prospectus, as of its issue date and as of the date hereof, complied and comply, as to form in all material respects with the requirements of the 1933 Act and the rules and regulations thereunder (except that no opinion is expressed herein with respect to the financial statements and notes thereto, the financial statement schedules and the other financial, statistical and accounting data included or incorporated by reference therein or that should have been included therein).

                  7. To the best of our knowledge, based upon telephonic confirmation from the Commission, the Registration Statement was declared effective under the 1933 Act and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings therefor have been initiated or threatened by the Commission. Any required filing of the Basic Prospectus, any Preliminary Final Prospectus, and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b).

                  We have participated in conferences with directors, officers and other representatives of the Company, representatives of the Underwriters and representatives of Kramer Levin Naftalis & Frankel LLP, counsel for the Underwriters, at which conferences the contents of the Registration Statement, the Final Prospectus, and related matters were discussed, and, although we have not independently verified and are not passing upon and assume no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Final Prospectus or the Incorporated Documents, no facts have come to our attention that lead us to believe that the Registration Statement, on the effective date thereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, or that the Final Prospectus, on the date thereof or on the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading (it being understood that we express no view with respect to the financial statements and notes thereto, the financial statement schedules and the other financial, statistical and accounting data included or incorporated by reference in the Registration Statement or the Final Prospectus).

                                   SCHEDULE IV

                  To the best of my knowledge, there are no legal or governmental proceedings pending or threatened that are required to be disclosed in the Registration Statement, other than those disclosed therein, and there is no pending legal or governmental proceeding to which the Company or any subsidiary of the Company is a party or of which any of their property is the subject that is not described in the Registration Statement, including ordinary routine litigation incidental to the business, which, if adversely decided, will have a material adverse effect upon the operations, business or assets of the Company and its subsidiaries considered as one enterprise.

                                   SCHEDULE V

                                 Preferred Stock
                                 $1.00 par value

                            DELAYED DELIVERY CONTRACT

The Bear Stearns Companies Inc.
245 Park Avenue
New York, New York 10167
Attention:

Dear Sirs:

                           The undersigned hereby agrees to purchase from The
Bear Stearns Companies Inc. (the "Company"), and the Company agrees to sell to the undersigned on _________, 2000 (the "Delivery Date: ), ________ shares of the Company's [insert title of security] (the "Securities"), offered by the Company's Prospectus dated ______ , 2000, as supplemented by its Prospectus Supplement dated _____ , 2000, receipt of which is hereby acknowledged, at a purchase price of ______ and on the further terms and conditions set forth in this contract.

                  Payment for the Securities which the undersigned has agreed to purchase on the Delivery Date shall be made to the Company or its order by wire transfer of federal funds, at the offices of Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167, on the Delivery Date, upon delivery to the undersigned of the Securities to be purchased by the undersigned in definitive form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date.

                  The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date, and the obligations of the Company to sell and deliver Securities on the Delivery Date, shall be subject only to the conditions (and neither party shall incur any liability by reason of the failure thereof) that (i) the purchase of Securities to be made by the undersigned shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned to which the undersigned is subject and
(2) the Company, on or before _____ , 2000, shall have sold to the Underwriters of the Securities (the "Underwriters") such number of shares of the Securities as is to be sold to them pursuant to the Underwriting Agreement dated ____ , 2000, between the Company and Underwriters. The obligation of the undersigned to take delivery of and make payment for Securities shall not be affected by the failure of any purchaser to take delivery of and make payment for Securities pursuant to other contracts similar to this contract. The undersigned represents and warrants to you that its investment in the Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which govern such investment.

                  Promptly after completion of the sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

                  By the execution hereof, the undersigned represents and warrants to the Company that all necessary corporate action for the due execution and delivery of this contract and the payment for and purchase of the securities has been taken by it and no further authorization or approval of any governmental or other regulatory authority is required for such execution, delivery, payment or purchase, and that, upon acceptance hereof by the Company and mailing or delivery of a copy as provided below, this contract will constitute a valid and binding agreement of the undersigned in accordance with its terms.

                  This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

                  It is understood that the Company will not accept Delayed Delivery Contracts for an aggregate number of shares of Securities in excess of _____ and that the acceptance of any Delayed Delivery Contracts is in the Company's sole discretion and, without limiting the foregoing, need not be acceptable to the Company, it requested that the Company sign the form of acceptance on a copy hereof and mail or deliver a signed copy hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such copy is so mailed or delivered.

                  This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such State, without giving effect to conflicts of laws principles.

                                                Yours very truly,

                                                _________________________
                                                     (Name of Purchaser)

                                                By:  _________________________
                                                     Name:
                                                     Title:

                                                     _________________________
                                                     _________________________
                                                     _________________________
                                                       (Address of Purchaser)

Accepted as of the date first above written

THE BEAR STEARNS COMPANIES INC.

By:  ________________________________
        Name:
        Title:

                 PURCHASER - PLEASE COMPLETE AT TIME OF SIGNING

                  The name and telephone of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed are as follows: (Please print)



                                                          Telephone No.
Name                                                      (including area code)
----                                                      ---------------------

                                   SCHEDULE VI

                  1. They are independent public accountants with respect to the Company and its subsidiaries within the meaning of the 1933 Act and the 1934 Act (collectively, the "Acts") and the applicable published rules and regulations thereunder.

                  2. In their opinion, the consolidated financial statements and supporting schedules of the Company, audited by them and incorporated by reference in the Registration Statement and the Final Prospectus, comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1934 Act and the related published rules and regulations.

                  3. They have performed certain specified procedures, not constituting an audit, including a reading of the unaudited interim consolidated financial statements of the Company incorporated by reference in the Registration Statement and of the latest available unaudited interim consolidated financial data of the Company; a reading of the minutes of the meetings and consents of the stockholders, the Board of Directors and the Executive Committee of the Board of Directors of the Company and of each of the Significant Subsidiaries (as such term is defined in Rule 405 of Regulation C of the Regulations) of the Company since the end of the most recent fiscal year with respect to which an audit report has been issued; inquiries of certain officials of the Company and such Significant Subsidiaries who have responsibility for financial and accounting matters with respect to the unaudited consolidated financial statements incorporated by reference in the Registration Statement and Final Prospectus and the latest available unaudited interim consolidated financial data of the Company.

                  4. Nothing came to their attention as a result of the foregoing procedures that caused them to believe that:

                                    (a)(i) The unaudited consolidated financial
                  statements described in paragraph 3 above incorporated by reference in the Registration Statement and the Final Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Acts and with the related published rules and regulations and (ii) the unaudited consolidated financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements; or

                                    (b)(i) The unaudited consolidated financial
                  statements described in paragraph 3 are not stated on a basis substantially consistent with that of the audited consolidated financial statements, or (ii) as of a specified date not more than five days prior to the date of such letter and as of the date of the latest available unaudited consolidated monthly financial data of the Company, there was any change in the capital stock or long-term indebtedness of the Company and its subsidiaries or any decrease in the stockholders' equity of the Company, in each case as compared with the amounts shown on the most recent unaudited consolidated statement of financial condition of the Company included and incorporated by reference in the Registration Statement and Final Prospectus, or (iii) during the period from the date of such statement of financial condition to the date of the latest available unaudited consolidated financial data of the Company, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenues, income before extraordinary item, if any, and net income of the Company and its subsidiaries, except in each such case for changes or decreases set forth in or contemplated by the Registration Statement and Final Prospectus or except for such changes or decreases set forth in such letter.

                  5. They have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Final Prospectus and in Exhibit 12 to the Registration Statement, including the information included or incorporated in certain specified Items of the Company's Annual Report on Form 10-K, incorporated in the Registration Statement and the Final Prospectus, and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in the Company's Quarterly Reports on Form 10-Q, incorporated in the Registration Statement and the Final Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

                  6. In addition to the examination referred to in their report included or incorporated by reference in the Registration Statement and the Final Prospectus, and the limited procedures referred to in paragraph 3 above, they have provided such additional information as the Underwriters reasonably request with respect to certain amounts, percentages and financial information which are included or incorporated by reference in the Registration Statement and Final Prospectus, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting records or computations therefrom.

                                  SCHEDULE VII

                  The Deposit Agreement has been duly authorized, executed and delivered by the Depositary and constitutes the legal, valid and binding obligation of the Depositary, enforceable against the Depositary in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).